Exhibit 99.4

                                LOCK-UP AGREEMENT
                                -----------------

     THIS  LOCK-UP  AGREEMENT  dated  as of May 16,  2002 (the  "Agreement"), is
                                                                 ---------
entered into by and among TDT Development, Inc., a Nevada corporation (the "Company"), Stanford Venture Capital Holdings, Inc., a Delaware corporation
 -------
("Stanford"), and  the undersigned  stockholders of TDT  Development,  Inc. (the
  --------
"TDT  Stockholders").  Capitalized  terms  not  defined  herein  shall  have the
 -----------------
meanings ascribed to them in the Securities Purchase Agreement.


                              W I T N E S S E T H:
                              ---------------------

     WHEREAS, the TDT Stockholders are holders of shares of capital stock of the Company ("Company Capital Stock") as set forth on Schedle A attached hereto
           -----------------------
(the "Shares");
      ------

     WHEREAS, pursuant to the Securities Purchase Agreement dated May 15, 2002 (the "Securities Purchase Agreement") by and among the Company, Stanford,
       -------------------------------
Stronghold Technologies, Inc., Christopher J. Carey and Pietro Bortolatti, Stanford has agreed to acquire such number of shares of the Company's Series A $1.50 Convertible Preferred Stock set forth in the Securities Purchase Agreement, which is convertible into shares of the Company's common stock, par value $0.0001 per share (the "Common Stock");
                                     -------------
and

     WHEREAS, it is a condition to the Securities Purchase Agreement that the TDT Stockholders execute this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.   PROHIBITED TRANSFERS

          (a) The TDT Stockholders shall not sell, assign, transfer, pledge, hypothecate, mortgage, encumber or otherwise dispose (a "Transfer") of all or
                                                            --------
any of their Shares for a period of two years from the date hereof. Notwithstanding the foregoing, certain of the TDT Stockholders (Lenard J. Berger, James J. Cummiskey and Salvatore F. D'Ambra) shall not be subject to the provisions of this Section 1(a) with respect to 50,000 Shares owned by them after the first anniversary of the date hereof. The term "dispose" includes but
                                                           -------
is not limited to, the act of selling, assigning, includes, transferring, pledging, hypothecating, encumbering, mortgaging, giving and any other form of disposing or conveying, whether voluntary or by operation of law, except for, a private sale where the purchaser agrees to be bound by each and all the restrictions in this Agreement as if such purchaser was an original TDT Stockholder.

          (b) Upon the lapse of the two-year term set forth in Section 1(a), Christopher J. Carey and Mary Carey shall Transfer their Shares only in compliance with the volume limitations set forth in Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), whether or not such TDT Stockholder is
                    ---------------
subject to such volume limitation.

          (c) Notwithstanding the foregoing, the TDT Stockholders may transfer all or any of their Shares (i) by way of gift to any member of their family or to any trust for the benefit of any such family member of the TDT Stockholders, provided that any such transferee shall agree in writing with the Company, as a condition to such transfer, to be bound by all of the provisions of this Agreement to the same extent as if such transferee were one of TDT Stockholders, or (ii) by will or the laws of descent and distribution, in which event each such transferee shall be bound by all of the provisions of this Agreement to the same extent as if such transferee were one of the TDT Stockholders. As used herein, the word "family" shall include any spouse, lineal ancestor or descendant, brother or sister.

          (d) No transfer of Shares otherwise permitted by this Agreement may be made unless (i) the Shares shall have first been registered under the Securities Act; (ii) the Company shall have first been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such transfer is exempt from the registration requirements of the Securities Act; or
(iii) such transfer is within the limitations of and in compliance with Rule 144 under the Securities Act.

          (e) Any transfer or other disposition of Shares in violation of the restrictions on transfer contained herein shall be null and void and shall not entitle TDT Stockholders or any proposed transferee or other person to have any Shares transferred upon the books of the Company.

     2.   RELEASE OF SHARES FROM TRANSFER RESTRICTIONS UPON REQUEST

     The Company may be  petitioned  (the  "Petition") in writing by any  of the
                                            --------
parties hereto (the "Requesting  Party")to waive some or all of the restrictions
                     -----------------
of this  Agreement  with  respect to Shares.  In such event,  the Company  shall notify in  writing  (the  "Petition  Notice")  the  other  parties  hereto  (the
                           ----------------
"Remaining Parties") of the petition by the Requesting Party. Within 10 business
 -----------------
days of receipt of the Petition Notice, each of the Remaining Parties shall notify in writing the Company of consent or denial of such Remaining Party with respect to the Petition. If any Remaining Party does not reply within the prescribed notice period, the Company shall deem such party to have consented to the Petition. Upon expiration of such ten-day period, the Company shall tabulate the consents and denials with each Share owned or held by each of the Remaining Parties representing one vote for consent or denial, as the case may be. If a majority of the Remaining Parties have consented the Company shall then either waive the restrictions in the Petition or send notice to the Requesting Party and the Remaining Parties that the Petition has been denied. If the Company releases any the Requesting Party's Shares of restrictions in accordance with the  Petition  ("Waived  Restrictions"),  then  the  Company  shall  notify  the
                 --------------------
Requesting Party of such consent and release. The Company shall also notify the Remaining Parties of such consent and release such number of Shares owned by each of the Remaining Parties equal to number of Shares owned by the Remaining Party multiplied by a fraction the numerator of which shall be the number of Shares of the Requesting Party subject to the Waived

Restrictions and the denominator of which shall be the aggregate of the number of Shares owned by the Requesting Party.

     3.   RIGHTS AS STANFORD AND AS TDT STOCKHOLDERS

     It is understood that the TDT Stockholders have the right to vote all of the Shares held by them and that they shall be entitled to all dividends or distributions made by the Company arising in respect of the Shares, in cash, stock or other property, including warrants, options or other rights.

     4.   SPECIFIC ENFORCEMENT

     The parties hereby acknowledge and agree that they may be irreparably damaged in the event that this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by any party, any other party shall, in addition to all other remedies, be entitled to a temporary or permanent injunction, without showing any actual damage, and/or a decree for specific performance, in accordance with the provisions hereof.

     5. LEGEND All certificates evidencing any of the Shares subject to this Agreement shall also bear a legend substantially as follows during the term of this Agreement:

          "The shares represented by this certificate are subject to restrictions on transfer and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with and subject to all the terms and conditions of a certain Lock-Up Agreement dated as of May 15, 2002 as it may be amended from time to time, a copy of which may be obtain from the Company upon request and without charge."

     6.   NOTICES

     Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be effective upon personal delivery, via facsimile (upon receipt of confirmation of error-free transmission and mailing a copy of such confirmation, postage prepaid by certified mail, return receipt requested) or two business days following deposit of such notice with an internationally recognized courier service, with postage prepaid and addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by five days advance written notice to each of the other parties hereto.

     COMPANY PRIOR TO THE
     FIRST CLOSING DATE:           TDT Development, Inc.
                                   140 De Liege O.
                                   Montreal, Quebec, Canada  H2P 1H2
                                   Attention:  Pietro Bortolatti
                                   Telephone:  (866) 827-8836
                                   Facsimile:
                                             ----------------------

     WITH A COPY TO:               Kaplan Gottbetter & Levenson, LLP
                                   630 Third Avenue
                                   New York, New York 10017
                                   Attention:  Adam S. Gottbetter
                                   Telephone:  (212) 983-6900
                                   Facsimile:  (212) 983-9210


     COMPANY SUBSEQUENT            Stronghold Technologies, Inc.
     TO THE FIRST CLOSING DATE:    777 Terrace Avenue
                                   Hasbrouck Heights, NJ  07604
                                   Attention:  Christopher J. Carey
                                   Telephone: (201) 727-1400
                                   Facsimile: (201) 288-9414

     WITH A COPY TO:               Hale and Dorr, LLP
                                   650 College Road East
                                   Princeton, NJ  08540
                                   Attention: Raymond P. Thek, Esq.
                                   Telephone: (609) 750-7648
                                   Facsimile: (609) 750-7700

     STANFORD:                     Stanford Venture Capital Holdings, Inc.
                                   6075 Poplar Avenue
                                   Memphis, TN 38119
                                   Attention: James M. Davis, President
                                   Telephone: (901) 680-5260
                                   Facsimile: (901) 680-5265

     WITH A COPY TO:               Stanford Financial Group
                                   5050 Westheimer
                                   Houston, TX 77056
                                   Attention: Mauricio Alvarado, Esq.
                                   Telephone: (713) 964-5145
                                   Facsimile: (713) 964-5245

     TDT STOCKHOLDERS:             At the address and facsimile set forth
                                   on the signature page

     7. GOVERNING LAW; JURISDICTION

     This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to its principles of conflict of laws. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any party in the federal courts of Florida or the state courts of the State of Florida, and each of the parties consents to the jurisdiction of such courts and hereby waives, to the maximum extent permitted by law, any objection, including any objections based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

     8. MISCELLANEOUS

          (a) ENTIRE AGREEMENT. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. This Agreement, including any certificate, schedule, exhibit or other document delivered pursuant to its terms, constitutes the entire agreement among the parties hereto with respect to the subject matters hereof and thereof, and supersedes all prior agreements and understandings, whether written or oral, among the parties with respect to such subject matters.

          (b) AMENDMENTS. This Agreement may not be amended except by an instrument in writing signed by the party to be charged with enforcement.

          (c) WAIVER. No waiver of any provision of this Agreement shall be deemed a waiver of any other provisions or shall a waiver of the performance of a provision in one or more instances be deemed a waiver of future performance thereof.

          (d) CONSTRUCTION. This Agreement has been entered into freely by each of the parties, following consultation with their respective counsel, and shall be interpreted fairly in accordance with its respective terms, without any construction in favor of or against either party.

          (e) BINDING EFFECT OF AGREEMENT. This Agreement shall inure to the benefit of, and be binding upon the successors and assigns of each of the parties hereto.

          (f) SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or unenforceability of this Agreement in any other jurisdiction.

          (g) ATTORNEYS' FEES. If any action should arise between the parties hereto to enforce or interpret the provisions of this Agreement, the prevailing party in such action shall be reimbursed for all reasonable expenses incurred in connection with such action, including reasonable attorneys' fees.

          (h) HEADINGS. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of this Agreement.

          (i) COUNTERPARTS. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original and all of which, when taken together, will be deemed to constitute one and the same agreement.

     9. CONTINGENT APPLICABILITY. This entire Agreement is contingent upon the First Closing under the Securities Purchase Agreement. If there is no First Closing, this Agreement shall become null and void and of no effect. The fully executed copies of this Agreement are being held by Hale and Dorr, LLP. If the First Closing shall not occur, Hale and

Dorr, LLP shall destroy all copies of this Agreement and notify each TDT Stockholder and the Company that this Agreement has been destroyed and is of no further effect.


     IN WITNESS WHEREOF, this Agreement has been duly executed by each of the undersigned.


TDT DEVELOPMENT, INC.                    STANFORD VENTURE CAPITAL HOLDINGS, INC.


By:  /s/ Christopher J. Carey            By:  /s/ James M. Davis
   ----------------------------             ------------------------------------
Name:   Christopher J. Carey             Name:  James M. Davis
Title:  President and CEO                Title:  President and CFO




                [TDT STOCKHOLDERS' SIGNATURES ON FOLLOWING PAGE]

TDT STOCKHOLDERS:

CHRISTOPHER J. CAREY


/s/ Christopher J. Carey
--------------------------------------------
(Signature)

Address: 450 Claremont Road
        ------------------------------------
Bernardsville, NJ  07924
--------------------------------------------

--------------------------------------------
Telephone: (908) 630-9003
          ----------------------------------
Facsimile: (908) 630-0784
          ----------------------------------

MARY CAREY


  /s/ Mary Carey
--------------------------------------------
(Signature)

Address: 450 Claremont Road
        ------------------------------------
Bernardsville, NJ 07924
--------------------------------------------

--------------------------------------------
Telephone: (908) 630) 9003
          ----------------------------------
Facsimile: (908) 630-0784
          ----------------------------------

LENARD J. BERGER


 /s/ Lenard Berger
--------------------------------------------
(Signature)

Address:11705 Waples Mill Rd
        ------------------------------------
Oakton, VA 22124
--------------------------------------------

--------------------------------------------
Telephone: 703-716-1194
          ----------------------------------
Facsimile: 703-716-1256
          ----------------------------------


JAMES J. CUMMISKEY


  /s/ James J. Cummiskey
--------------------------------------------
(Signature)

Address: 13 Pleasant Street
        ------------------------------------
Cos Cob, CT 06807
--------------------------------------------

--------------------------------------------
Telephone:
          ----------------------------------
Facsimile:
          ----------------------------------


SALVATORE F. D'AMBRA


 /s/ Salvatore F. D'Ambra
--------------------------------------------
(Signature)

Address: P.O. Box 761
         -----------------------------------
Blue Ridge Summit, PA
--------------------------------------------
17214
--------------------------------------------
Telephone:  717-794-1144
          ----------------------------------
Facsimile:  717-794-1145
          ----------------------------------

                                   SCHEDULE A
                              TO LOCK-UP AGREEMENT
                            DATED AS OF MAY 16, 2002

--------------------------------------------------------------------------------

            TDT STOCKHOLDERS                       SHARES OF THE COMPANY CAPITAL
                                                               STOCK
--------------------------------------------------------------------------------
          Christopher J. Carey                               1,093,750
--------------------------------------------------------------------------------
Christopher J. Carey and Mary Carey, TBE                     3,937,500
--------------------------------------------------------------------------------
            Lenard J. Berger                                   437,500
--------------------------------------------------------------------------------
           James J. Cummiskey                                  437,500
--------------------------------------------------------------------------------
          Salvatore F. D'Ambra                                 437,500
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------